Bacterin Engages Liolios Group to Lead Investor Relations Program

BELGRADE, MT, – June 21, 2011 – Bacterin International Holdings, Inc. (NYSE Amex: BONE), a leader in the development of revolutionary bone graft material and anti-infective coatings for medical applications, has engaged Liolios Group, Inc. to lead its investor relations and financial communications program.

“We’ve generated double-digit sequential revenue gains over the last seven quarters,” said Guy Cook, chairman and CEO of Bacterin. “We expect our sales force expansion, which is nearly complete, to continue to drive revenue growth from our traditional biologics product lines as well as from the commercialization of our medical device coatings technology.”

“Now that Bacterin has arrived at an inflection point in terms of growth and profitability,  we look forward to working with the Liolios Group to help us deliver our story and increase  awareness in the investment community," said Cook. “Liolios Group brings to Bacterin a proven track record of assisting emerging growth companies in positioning their message for maximum resonation within the financial community and building quality, long-term relationships with investors, analysts and institutions.”

In collaboration with Bacterin International management, Liolios Group will develop, refine and help disseminate the company's message. Liolios Group will also schedule conference calls, road shows, and financial conferences over the next several months, targeting key investors and influencers in the financial community.

For additional information about Bacterin International, contact Liolios Group at 949-574-3860 or e-mail: info@liolios.com.

About Liolios Group
Liolios Group, Inc. is a highly selective and comprehensive investor relations firm specializing in small and micro-cap companies. Liolios Group aims to deliver superior performance in corporate messaging and positioning, investor awareness, analyst and financial press coverage, and capital attraction. Founded in 1996 in Newport Beach, California, Liolios Group partners each have more than 15 years experience in finance and investments, and have represented more than 120 companies in a wide range of industries. For more information about Liolios Group, visit www.liolios.com.

About Bacterin International Holdings
Bacterin International Holdings, Inc. develops, manufactures and markets biologics products to domestic and international markets. Bacterin's proprietary methods optimize the growth factors in human allografts to create the ideal stem cell scaffold to promote bone, subchondral repair and dermal growth. These products are used in a variety of applications including enhancing fusion in spine surgery, relief of back pain, promotion of bone growth in foot and ankle surgery, promotion of cranial healing following neurosurgery and subchondral repair in knee and other joint surgeries.

Bacterin's Medical Device division develops, employs, and licenses bioactive coatings for various medical device applications. Bacterin's strategic coating initiatives include antimicrobial coatings designed to inhibit biofilm formation and microbial contamination. For further information, please visit www.bacterin.com.

Important Cautions Regarding Forward Looking Statements
This news release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof. These forward-looking statements are based on current expectations or beliefs and include, but are not limited to, statements indicating the Company's expectation that the expansion of its sales force will drive revenue growth. Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company's ability to meet its obligations under existing and anticipated contractual obligations; the Company's ability to develop, market, sell and distribute desirable applications, products and services and to protect its intellectual property; the ability and willingness of third-party manufacturers to timely and cost-effectively fulfill orders from the Company; the ability of the Company's customers to pay and the timeliness of such payments, particularly during recessionary periods; the Company's ability to obtain financing as and when needed; changes in consumer demands and preferences; the Company's ability to attract and retain management and employees with appropriate skills and expertise; the impact of changes in market, legal and regulatory conditions and in the applicable business environment, including actions of competitors; and other factors. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:
Guy Cook
President & CEO
Bacterin International Holdings, Inc.
406-388-0480
gcook@bacterin.com

Investor Relations:
Liolios Group, Inc.
Scott Liolios or Ron Both
Tel 949-574-3860
info@liolios.com